UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Retirement of Mr. Gary S. Raymond and Appointment of Ms. Jill M. Blanchard

as the President, CEO and a Director of SPAR Group, Inc.

On November 20, 2013, we, SPAR Group, Inc. ("SGRP" or the "Registrant"), and its subsidiaries (together with SGRP, "we", "our" or the "Company"), issued a press release (the "Release") announcing the retirement of Mr. Gary S. Raymond and the appointment of Ms. Jill M. Blanchard as President and Chief Executive Officer of the Company, each effective as of December 2, 2013. Mr. Raymond has also resigned and Ms. Blanchard has been appointed as a member of SGRP's Board of Directors (the "Board") effective as of December 2, 2013. Although retiring from those positions on December 2, Mr. Raymond will remain with the Company in an advisory capacity for a transition period prior to his planned retirement from the Company.

Ms. Blanchard, age 48, has more than 25 years' experience serving the merchandising and marketing services industry, and most recently served as Senior Vice President at HAVI Global Solutions, a provider of global managed services and consulting solutions, from 2007 through 2013. Before that, Ms. Blanchard served in various executive positions with Nielsen from 1992 through 2006, most recently, as Vice President of Business Development. During her 14 year tenure there, she worked with some of the industry's top Fortune 500 companies, some of which are SPAR's customers today. From 1987 through 1992, Ms. Blanchard held various positions with Monsanto's NutraSweet and Invitron Divisions. Ms. Blanchard received a Bachelor of Science degree from the University of Missouri in 1987.

Ms. Blanchard will receive an annual salary of $275,000 for 2014. She also will receive options granted as of December 2, 2013, to purchase 300,000 shares of SGRP Common Stock at the market price on the grant date pursuant to SGRP's 2008 Stock Compensation Plan, as amended (the "2008 Plan"), which will vest over four years in the customary manner for SGRP options.. Ms. Blanchard will have an incentive bonus plan permitting her to receive up to 150% of her base salary for achieving specific goals for each year of her employment under performance targets established annually by the Board's Compensation Committee (but the first $50,000 of that cash bonus is guaranteed for 2014 irrespective of results) and stock options of up to 100,000 shares of SGRP Common Stock under the 2008 Plan for achieving specific goals for 2014 and 2015 under performance targets established annually by the Board's Compensation Committee. Ms. Blanchard also will be entitled to participate in the Company's 401(k), medical, dental, vision, life insurance and disability plans, effective the first of the month following 30 days of employment with SGRP, and generally will have vacation, personal, holiday and sick time in accordance with the Company's personnel policies.

There are no family relationships between Ms. Blanchard and any of SGRP's other directors or executive officers. There is no arrangement or understanding between either Ms. Blanchard and any other person pursuant to which she was selected as a director, nor is the Corporation aware, after inquiry of Ms. Blanchard, of any related-person transaction or series of transactions required to be disclosed under the rules of the Securities and Exchange Commission.

Ms. Blanchard was appointed as a director of SGRP, effective as of December 2, 2013, by the unanimous written consent of the Board dated as of November 20, 2013. Ms. Blanchard will not be considered an independent director of SGRP under applicable law because of her position as an executive officer and employee of the Company and accordingly will not serve on SGRP's Audit Committee, Compensation Committee or Governance Committee (each of which is comprised solely of independent directors as required by applicable law).

Mr. Gary Raymond will serve in an advisory capacity to the Company and the Board during his transition to retirement, which is expected to last through January of 2014 (or longer if he and the Company mutually agree), and he will continue to receive his current salary of $225,000 per year and be eligible to participate in all applicable employee benefits.

Pursuant to the 2008 Plan, SGRP's Compensation Committee authorized restricted SGRP common stock awards to Mr. Raymond of 100,000 shares on March 10, 2011, and 25,000 shares on August 1, 2012, each vesting over a five year period. Of those restricted SGRP shares, 45,000 shares have vested and been issued and 80,000 shares remain unvested as of the date hereof. As permitted by the 2008 Plan, the SGRP's Compensation Committee has authorized Mr. Raymond's retention of the remaining unvested shares of restricted SGRP stock and their early vesting upon his full retirement from the Company, which is currently expected to occur on January 31, 2014. The Committee also has granted a retirement and transition cash bonus of $25,000 to Mr. Raymond and authorized the full vesting of the 15,000 award shares that remain unvested under his existing stock options under the 2008 Plan (which will continue outstanding through their respective existing terms) upon his full retirement from the Company, which is currently expected to occur on January 31, 2014.

A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1 and is hereby incorporated herein by reference.

Information Not "Filed"

The information in the Release, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report and the attached Release include "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange and other applicable federal and state securities laws, rules and regulations, each as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws"). Forward looking statements are also included in SGRP's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission (the "SEC") on April 2, 2013 (the "Annual 2012 Report"), SGRP's Proxy Statement for its 2013 Annual Meeting of Stockholders as filed with the SEC on April 19, 2013 (the "2013 Proxy Statement"), in SGRP's Quarterly Reports on Form 10-Q as filed with the SEC from time to time after the Annual Report (each a "Quarterly Report"), and the Company's other filings with the SEC under applicable Securities Laws (including this Report, SGRP's Annual Report, Proxy Statement and Quarterly Report(s), each a "SEC Report"). The Company's SEC Reports are available on the Company's website at http://investors.sparinc.com).

Forward looking statements include (without limitation) any statements relating to anticipated, prospective or desired customers, acquisitions, growth or markets, trends, updates, or other anticipated, estimated, expected or desired assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, profits, prospects, sales, strategies, taxation, valuation or other achievement, results, risks or condition. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information noted in this Report, the Company's 2012 Annual Report and the Company's other SEC Reports that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievement, results, risks or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking statements, whether express or implied, as the Company's anticipations are based upon the Company's plans, intentions, expectations and best estimates and (although the Company believe them to be reasonable) involve known and unknown risks, uncertainties and other factors that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company anticipated.

Although the Company believes that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in Item 1A – "Risk Factors" in the Company's 2012 Annual Report and any other risks, cautions or information contained in or incorporated by reference into any applicable SEC Report. All forward-looking and other statements and information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Quarterly Report or other applicable SEC Report) are based on the information currently available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then as of December 31, 2012, in the case of the 2013 Proxy Statement or the last day of the period covered thereby in the case of any other applicable SEC Report. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, prospects, sales, strategies, taxation or other achievements, results, risks or condition will likely differ from those expressed or implied by the Company's forward-looking statements, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information statements (in whole or in part), whether as a result of new information, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(a)	Exhibits:
	99.1	Press Release of the Registrant dated November 20, 2013, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: November 25, 2013
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press Release of the Registrant dated November 20, 2013, as attached hereto.